EXHIBIT 10.14 FORM OF SUBSCRIPTION AGREEMENT

THE SHARES TO WHICH THIS AGREEMENT RELATES (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED HEREIN) EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SHARES, (2) UPON DELIVERY TO THE COMPANY OF AN OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE SHARES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO (A) RULE 144, RULE 144A, OR RULE 904 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OR (B) ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT, OR (3) AS OTHERWISE PERMITTED UNDER THE TERMS OF SUBSECTION 10.2 OF THIS AGREEMENT.

                             SUBSCRIPTION AGREEMENT
                  Dated for reference purposes December 4, 1996

TO:      ORYX TECHNOLOGY CORP.     .........      Personal & Confidential
         47341 Bayside Parkway
         Fremont, California 94538

         1. Subscription for Shares. The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from Oryx Technology Corp. (the "Company"), subject to the terms and conditions set forth in this Subscription Agreement, shares (the "Shares") of the $.001 par value common stock of the Company (the "Common Stock") for the total purchase price set forth next to the Subscriber's name on page 14 hereof (the "Total Purchase Price"). All dollar amounts set forth herein refer to U.S. dollars, unless otherwise indicated. The Shares form part of a larger private placement (the "Private Placement") of Shares for an aggregate minimum offering price of $2,000,000 and an aggregate maximum offering price of $4,000,000. The Shares are being sold by the Company pursuant to an agency agreement dated as of December 4, 1996 (the "Agency Agreement") between Yorkton Securities Inc. (the "Agent") and the Company pursuant to which the Agent has agreed to act as the sole and exclusive agent of the Company to solicit offers to purchase the Shares on a best efforts basis. Subject to the terms hereof, this subscription will be effective upon its acceptance by the Company.

         2. Number of Shares. The number of Shares subscribed for herein shall be determined by dividing the Total Purchase Price by the Price Per Share as defined in Section 3 hereof.

         3. Price Per Share. The price per Share ("Price Per Share") shall be calculated as 90% of the average closing bid price of the Company's Common Stock as it trades on the Nasdaq SmallCap Market for the 10 trading days immediately preceding the date of contracting under this subscription agreement, provided, however, that in no event will the Price Per Share based on this calculation be less than $1.80.

         4. Subscription. The Subscriber must deliver to the Agent a fully completed and executed copy of this Subscription Agreement, including completed registration and delivery instructions appearing after the Subscriber's signature hereto.

         5. Payment. Together with this Subscription Agreement, the Subscriber must deliver to the Agent the Total Purchase Price of the Shares subscribed for hereunder, paid by certified check or bank draft payable to the Agent or payable in such other manner as may be specified by the Agent.

         6.       Terms of Closing.
                  6.1......Closing. Provided that the Agent has received Private
Placement subscriptions equaling or exceeding the aggregate minimum offering price of $2,000,000 and all other terms and conditions of this Subscription Agreement have been satisfied, the closing of the Private Placement (the "Closing") shall take place on December 16, 1996 at 10:00 a.m. (Pacific Time) and/or on such other date or at such other time as the Company and the Agent shall mutually agree (the "Closing Date"). The Closing shall be held at the place or places provided for in the Agency Agreement. At the Closing, the proceeds of the Private Placement will be delivered to the Company (net of amounts due to the Agent under the terms of the Agency Agreement) and a certificate (the "Certificate") representing the Shares (which shall contain all legends required under the terms of this Subscription Agreement) will be delivered to the Agent for the benefit of the Subscriber.

                  6.2......Failure  to Close.  In the event  that the Agent does not receive the aggregate minimum offering price required to close the Private Placement, or any other condition to the Closing is not satisfied or waived in accordance with the terms of this Subscription Agreement, the Total Purchase Price of the Shares, exclusive of any interest thereon, shall promptly be returned by the Agent to the Subscriber.

         7.  Subscriber's   Representations,   Warranties  and  Covenants.   The
Subscriber hereby represents, warrants and covenants to the Company and the Agent as of the date of this Subscription Agreement and at the Closing that:

                  7.1......Investment  Intent.  The Subscriber's  acquisition of the Shares is solely for the Subscriber's own account, for investment, and not with a view to, or to offer or sell for an issuer in connection with, any distribution thereof, and the Subscriber has no present intention of selling or distributing any of the Shares. The Subscriber has no contract, arrangement or understanding with the Company, the Agent, or any other person to participate in a distribution of the Shares, is not an affiliate of a person which has such a contract, arrangement or understanding, and will not act on behalf of any of the foregoing persons in any offer or sale of the Shares. The Subscriber is acquiring the Shares in the ordinary course of its business.

                  7.2......Access to Information.  The Subscriber has received a copy of each of the Exhibits to this Subscription Agreement, including (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended February 29, 1996 (Exhibit A), (ii) the Proxy Statement for the Company's Annual Meeting of Stockholders held on September 20, 1996 (Exhibit B), (iii) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended August 31, 1996 (Exhibit C), and (iv) the Company's Post-Effective Amendment No. 3 to Form SB-2 Registration Statement filed with the Securities and Exchange Commission on November 14, 1996 with respect to an unrelated offering of securities (Exhibit
D) (collectively referred to in this Subscription Agreement as the "Offering Documents"), and, if desired, has sought and obtained from management of the Company such additional information concerning the business, management and financial affairs of the Company as the Subscriber has deemed necessary or appropriate in determining whether or not to purchase the Shares. The Subscriber understands and acknowledges that the Agent has been engaged solely to act as placement agent for the offering of the Shares and has not independently verified any of the information contained in the Offering Documents and assumes no responsibility for the accuracy or completeness thereof. The Subscriber acknowledges that it has not relied on the Agent or any person affiliated or associated with the Agent in connection with its investigation of the information in the Offering Documents or in connection with its investment decision.

                  7.3......Accredited  Investor;  Knowledge and Experience.  The
Subscriber is an "accredited investor," as that term is defined in Rule 501(a) under the Securities Act, a copy of which the undersigned has read and understands. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares, and it is able to bear the economic risk of losing up to the entire amount of its investment therein. Further, the individual executing this Subscription Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares, and of making an informed investment decision with respect to the Shares, including assessment of the risk factors set forth in the Offering Documents.

                  7.4......Suitability. The Subscriber has carefully considered, and has, to the extent the Subscriber deems it necessary, discussed with the Subscriber's own professional legal, tax and financial advisers the suitability of an investment in the Shares for the Subscriber's particular tax and financial situation, and the Subscriber has determined that the Shares are a suitable investment.

                  7.5......Private  Offering.  The offer to sell the  Shares was directly communicated to the Subscriber by the Agent. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                  7.6......Compliance   with   Regulation   S.  The   Subscriber
acknowledges that a condition to the sale of the Shares to the Subscriber is that the Company and the Agent must be satisfied that registration under the Securities Act is not required by virtue of compliance with Regulation S thereunder.

                  7.7......No  Directed Selling  Efforts.  The Subscriber is not
aware of any Directed Selling Efforts (as hereinafter defined) having been made in the United States with respect to the Shares by the Company, the Agent, their respective affiliates, or any person acting on behalf of any of the foregoing. In addition, the Subscriber, its affiliates, and persons acting on behalf of the foregoing have not made and will not make, any Directed Selling Efforts in the United States with respect to the Shares. For purposes of this Subscription Agreement, "Directed Selling Efforts" include any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares, including, but not limited to, the placement of an advertisement in a publication with a general circulation in the United States that refers to the offering of the Shares, the mailing of promotional materials to persons located in the United States or the holding of promotional meetings or seminars in the United States.

                  7.8......Offshore  Transaction.  The  offer  and  sale  of the
Shares to the Subscriber qualifies as an Offshore Transaction. For purposes of this Subscription Agreement, the term "Offshore Transaction" means that:

                            (1) The  Subscriber was outside the United States at
              the time the Shares were offered for sale to the Subscriber; and

                            (2) The  Subscriber was outside the United States at
              the time the Subscriber originated the buy order for the Shares, including, but not limited to, the time when the Subscriber signed and delivered this Subscription Agreement and otherwise subscribed for or agreed to purchase the Shares.

In this Subscription Agreement, the term "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia. Notwithstanding the foregoing definition of "Offshore Transaction," the offer and sale of the Shares to the Subscriber shall not constitute an "Offshore Transaction" if the Subscriber is acquiring the Shares for the account or benefit of any specifically targeted, identifiable group of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, but shall constitute an "Offshore Transaction" if the Subscriber is a person excluded from the definition of "U.S. Person" pursuant to Section 7.9(2)(f) of this Subscription Agreement or is a person holding an account excluded from the definition of "U.S. Person" pursuant to Section 7.9(2)(a) of this Subscription Agreement, solely in its capacity as a holder of such an account.

                   7.9......Non-U.S.  Person.  The  Subscriber  is  not  a  U.S.
Person, as such term is defined below, and
                           ----------------
is not acquiring the Shares for the account or benefit of any U.S. Person.

                            (1) Definition of U.S. Person.  For purposes of this
Subscription Agreement, the term "U.S. Person" means:

                                     (a)  Any  natural  person  resident  in the
                   United States;
                                     (b)   Any    partnership   or   corporation
                   organized  or  incorporated  under  the  laws  of the  United
                   States;

                                     (c) Any  estate  of which any  executor  or
                   administrator is a U.S. Person;

                                     (d) Any  trust of which  any  trustee  is a
                   U.S. Person;

                                     (e)  Any  agency  or  branch  of a  foreign
                   entity located in the United States;

                                     (f)  Any   non-discretionary   account   or
                   similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
                                    (g) Any  discretionary  account  or  similar
                  account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                                    (h)  Any   partnership   or  corporation  if
                  organized or incorporated under the laws of any foreign jurisdiction, and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act), who are not natural persons, estates or trusts.

                             (2) Exclusions from Definition. Notwithstanding the
foregoing definition of "U.S. Person":

                                     (a) Any  discretionary  account  or similar
                   account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a U.S. Person.

                                    (b) Any  estate  of which  any  professional
                  fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. person if an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law.

                                     (c) Any  trust  of which  any  professional
                   fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

                                     (d) An employee  benefit  plan  established
                   and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.
                                     (e) Any  agency or branch of a U.S.  Person
                   located outside the United States shall not be deemed a U.S. Person if the agency or branch operates for valid business reasons, and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                                    (f) The  International  Monetary  Fund,  the
                  International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed U.S. Persons.

                  7.10.....No Fairness Determination. The Subscriber understands that no governmental or other agency has reviewed or approved the terms of the Subscriber's investment in the Shares or the accuracy or adequacy of the Offering Documents, nor has any such agency made any finding or determination as to the fairness of an investment in the Shares or made any recommendation or endorsement of the Shares.

                  7.11.....Truth   and   Accuracy.   All   representations   and
warranties made by the Subscriber in this Subscription Agreement are true and accurate as of the effective date of this Subscription Agreement and shall be true and accurate as of the Closing Date. If such representations and warranties shall not be true and accurate in any respect, the Subscriber will, prior to the Closing, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

                  7.12.....Authority.  The  individual  executing and delivering this Subscription Agreement on behalf of the Subscriber has been duly authorized and is duly qualified to execute and deliver this Subscription Agreement on behalf of the Subscriber in connection with the purchase of the Shares; the signature of such individual is binding upon the Subscriber; the Subscriber is duly organized and subsisting under the laws of the jurisdiction in which is was organized; and the Subscriber was not formed for the specific purpose of acquiring the Shares.

                  7.13.....No  Violation.  The  execution  and  delivery of this
Subscription Agreement and the consummation of the transactions or performance of the obligations contemplated by this Subscription Agreement do not and will not result in a breach of any term of, or constitute a default under, the Subscriber's charter or bylaws or any statute, indenture, mortgage, other agreement or instrument to which the Subscriber is a party or by which it is bound, or any order, writ, judgment or decree.

                  7.14.....Enforceability.  The Subscriber has duly executed and delivered this Subscription Agreement and (subject to acceptance by the Company) it constitutes a valid and binding agreement of the Subscriber enforceable in accordance with its terms against the Subscriber, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  7.15.....Acceptance   by  Company  Required.   The  Subscriber
acknowledges that this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

                  7.16.....Notice of Company's Acceptance Waived. The Subscriber
waives any requirement for the Company to communicate its acceptance of this Subscription Agreement to the Subscriber.

                  7.17.....Reliance  on Own  Advisers.  In  connection  with the
Subscriber's investment in the Shares, the Subscriber has not relied upon the Company or the Agent or their respective legal and tax advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the Subscriber's own personal legal counsel and tax advisers.

                  7.18.....Confidentiality   of   Information.   The  Subscriber
acknowledges and understands that the information given in Schedule A to this Subscription Agreement has not yet been disclosed to the public, and the Subscriber agrees not to disclose such information or to trade in the securities of the Company until such information has been publicly disclosed by the Company.

     8. Company's Representations, Warranties and Covenants. The Company hereby represents, warrants and covenants as of the date of this Subscription Agreement and at the Closing that, except as otherwise disclosed in the Offering
Documents:

                   8.1 Organization. The Company has been duly incorporated and organized and is validly existing in good standing under the laws of the State of Delaware.

                  8.2......Good  Standing.  The Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in those jurisdictions which require such qualification except to the extent that failure to so qualify would not have a material adverse effect on the Company.

                  8.3......Authority.   The  Company  has  corporate  power  and
authority to enter into and perform this Subscription Agreement, to own its own properties and assets, and to carry on its business as it is currently being conducted. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Subscription Agreement by the Company and the performance of all of the Company's obligations hereunder has been duly taken.

                  8.4......Enforceability.  This  Subscription  Agreement,  when executed and delivered by the Company and duly authorized, executed and delivered by the Subscriber, will be a binding obligation on the Company, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  8.5......No  Violation.  The  execution  and  delivery of this
Subscription Agreement and the consummation of the transactions or performance of the obligations contemplated by this Subscription Agreement do not and will not result in a breach of any term of, or constitute a default under, the Company's charter or bylaws, any statute, any indenture, mortgage, or other agreement or instrument to which the Company or any of its subsidiaries is or are a party or by which any of them is or are bound, or any order, writ, judgment or decree.

                  8.6......Actions  and  Claims.  To the  best of the  Company's knowledge, there are no actions or proceedings of any kind whatsoever outstanding, pending, contemplated or threatened relating to the bankruptcy or insolvency of the Company or any of its subsidiaries. To the best of its knowledge, there are no other claims, actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company, its subsidiaries, or the Company's directors, officers or promoters, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever which could materially affect its business or financial condition and, to the best of its knowledge, there is no basis therefor.

                  8.7......Disclosure.  The Company's Offering Documents do not,
as of the respective dates thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they have been made, not misleading.

                  8.8......Authorized  and Validly Issued Shares. The authorized and issued capital stock of the Company as of the dates set forth in the Offering Documents is as disclosed in the Offering Documents, and the issued and outstanding shares of Common Stock of the Company are fully paid and non-assessable. The Company has sufficient authorized and unissued shares of Common Stock to provide for the issuance and delivery of the Shares. The Shares, when issued in the manner contemplated by the provisions of this Subscription Agreement, will be duly authorized and validly issued and will be fully paid and non-assessable.

                  8.9......Convertible  Securities. No securities convertible or exchangeable into Common Stock of the Company or agreements, warrants, options, rights or privileges for the purchase or other acquisition of any unissued securities of the Company are outstanding.

                  8.10.....Intellectual  Property  Rights.  The  Company  or its
subsidiaries own, possess or have access to adequate rights to use all material patents, patent rights, inventions, trademarks, service marks, trade names, copyrights and proprietary rights necessary for the conduct of its business as described in the Offering Documents; and the Company has no knowledge of any infringement of or conflict with rights of others, or any claims thereof, with respect to any patents, patent rights, inventions, trademarks, service marks, trade names, copyrights or other proprietary rights, the effect of which infringement, conflict or claims would be materially adverse to the Company.

                  8.11.....Financial   Statements.   The  financial   statements
included in the Offering Documents (the "Financial Statements") are true and correct in all material respects and present fairly and accurately the financial position and results of the operations of the Company and its subsidiaries for the periods shown therein, and the Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States applied on a consistent basis except for normal year-end adjustments.

                  8.12.....Change  in  Circumstances.  Except  as  disclosed  on
Schedule A to this Subscription Agreement, since August 31, 1996 there has not been any adverse material change of any kind whatsoever in the financial position or condition of the Company or of any of its subsidiaries, or any damage, loss or other change of circumstances of any kind whatsoever materially affecting the business or assets of the Company or of any subsidiaries or the right or capacity of the Company or of any subsidiaries to carry on their business.

                  8.13.....Defaults.  Since April 30, 1996,  neither the Company nor any of its subsidiaries has defaulted, or is currently in default (i) with respect to the payment of interest or principal on any material indebtedness of the Company or its subsidiaries, or (ii) under any material contract to which the Company or any of its subsidiaries is a party.

                  8.14.....Stop  Orders.  No order  prohibiting  the sale of the
Company's securities has been issued against the Company or, to Company's knowledge, its directors, officers or promoters, and no proceedings for this purpose have been instituted, are pending, or, to its knowledge, contemplated or threatened.

                  8.15.....Transfer  Agent.  North American Transfer Co., having its principal office in Freeport, New York, has been duly appointed as the transfer agent for the Company's Common Stock.

                  8.16.....Domestic   Reporting   Company.   The  Company  is  a
"domestic issuer," as such term is defined in Rule 902 of Regulation S, and has a class of securities registered pursuant to Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") or is required to file reports pursuant to Section 15(d) of the Exchange Act.

                  8.17.....Exchange  Act Reports. At the time of commencement of the Offering, the Company had filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act for a period of at least the twelve months immediately prior thereto, and the Company has since remained, and continues to remain, current in satisfying such filing obligations.

                   8.18.....No   Directed  Selling  Efforts.  The  Company,  its
affiliates, and persons acting on behalf of the foregoing have not made and will not make any Directed Selling Efforts in the United States with respect to the Shares.
                  8.19.....Use   of  Proceeds.   The  Company   intends  to  use
approximately $500,000 of the net proceeds of the Private Placement to repurchase outstanding Underwriter's Units (which, if fully exercised, would have constituted ownership of a total of 900,000 shares of Common Stock), and to use the remaining net proceeds for working capital purposes, primarily to assist the Company in the marketing and distribution of its surge protection and materials analysis products.

                  8.20.....No  Stockholder Approval. The Company is not required under the National Association of Securities Dealers Bylaws to obtain stockholder approval prior to offering or selling the Shares in the Private Placement.

         9. Registration Rights. The Company agrees, on the following terms and subject to the following conditions, to register under the Securities Act the resale of all of the Shares purchased by the Subscriber in the Private Placement, and, additionally, any securities issued or issuable by way of stock dividend or any other distribution with respect to or in exchange for, or in replacement of, such Shares, by stock split, or in connection with a combination of shares, recapitalization, merger, consolidation, amalgamation or other reorganization (collectively, the "Registrable Securities"), at the Company's own expense, with the exception of any legal and advisory fees or expenses incurred by the Subscriber in connection with the registration.

                  9.1......Filing of Registration  Statement.  The Company shall prepare and file with the United States Securities and Exchange Commission ("SEC") not later than 90 days after the Closing Date a registration statement on an appropriate form (the "Registration Statement") for registration under the Securities Act of the resale of the Registrable Securities. In the event that
(i) the Company does not file the Registration Statement within 90 days after the Closing Date, or (ii) the Registration Statement is not declared effective under the Securities Act within 180 days after the Closing Date, as herein provided, then the restrictive legend required to be placed on the Share Certificate pursuant to Subsection 10.2 shall thereafter be of no further force or effect and shall promptly be removed by the Company's transfer agent upon request of the Subscriber without further authorization from the Company. Prior to the Closing, the Company shall irrevocably instruct its transfer agent to remove such legend from the Share Certificate in accordance with the terms stated in the previous sentence without any further authorization from the Company.

                   9.2......Information.  In connection  with the preparation of the Registration Statement:

                           (1) The Subscriber shall furnish to the Company all information reasonably requested by the Company (including, for example, information regarding the Subscriber's intended method of disposition of the Registrable Securities) for inclusion in the Registration Statement and response to SEC comments and questions.

                           (2) As the Subscriber may be deemed a statutory underwriter of any Shares sold by the Subscriber under the Registration Statement, the Company shall give the Subscriber and its legal counsel and accountants such access to copies of the Company's records and documents and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the Subscriber or its legal counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  9.3......Effectiveness  of Registration Statement. The Company
shall use its best efforts to cause the Registration Statement to become effective within 180 days after the Closing Date (but if not effective within such period, the Company shall continue to use its best efforts to cause the Registration Statement to become effective as soon as possible thereafter) and to keep the Registration Statement effective thereafter until the earlier of (i) the date on which all Registrable Securities sold in the Private Placement have been resold pursuant to the Registration Statement or otherwise resold without restriction under the Securities Act, or (ii) the date on which is ended the three-year period referenced in Rule 144(k) (or such shorter period set forth in any amendment to Rule 144(k)) under the Securities Act or any successor rule or subsection relating to the resale of "restricted securities" by "non-affiliates" of an issuer, as such terms are defined in the Securities Act and the rules and regulations promulgated thereunder.

                  9.4......Amendments and Supplements. The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities.

                  9.5......Copies of Prospectuses.  The Company shall furnish to the Subscriber such numbers of copies of prospectuses or prospectus documents conforming with the requirements of the Securities Act as the Subscriber may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Subscriber.

                  9.6......Blue  Sky  Registrations.  The Company  shall use its best efforts to register and qualify the Registrable Securities under the state securities or Blue Sky laws ("State Laws") of such jurisdictions as the Subscriber reasonably requests; provided, however, that the Company shall not be required to take any action to register or qualify the Registrable Securities in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification unless the Company has previously executed such a general consent in such jurisdiction.

                  9.7......Quiet  Periods.  The Subscriber agrees that, upon its receipt of any notice from the Company of the happening of any event which makes any statement made in the Registration Statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the Registration Statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, the Subscriber will forthwith discontinue disposition of Registrable Securities under the prospectus related to the Registration Statement until the Company provides the Subscriber with copies of the supplemented or amended prospectus or prospectus documents, or until the Subscriber is advised in writing by the Company that the use of the prospectus may be resumed. The Company agrees to provide the Subscriber with such copies of the supplemented or amended prospectus or prospectus documents, or notice that use of the prospectus may be resumed, as soon as reasonably practicable.

                  9.8......Trading Market. The Company covenants to use its best efforts to maintain a continuous trading market for its Common Stock on the Nasdaq SmallCap Market or National Market System or a United States national securities exchange throughout the period that the registration rights afforded by this Section 9 remain in effect.

                  9.9......Compliance    with   Anti-Manipulation   Rules.   The
Subscriber agrees that, with respect to the offering for resale of the Registrable Securities, the Subscriber will comply with Rules 10b-6 and 10b-7 promulgated under the Exchange Act and such other or additional anti-manipulation rules then in effect (the "Anti-Manipulation Rules") until such offering has been completed. The Company also agrees to comply with the Anti-Manipulation Rules with respect to the offering for resale of the Registrable Securities until such offering has been completed.

                  9.10.....Indemnification.  To the extent permitted by law, the
Company agrees to indemnify and hold harmless the Subscriber and its affiliates and agents, and the Subscriber agrees to indemnify and hold harmless the Company and its affiliates and agents:

                           (1) against any losses, claims, damages and liabilities and any legal or other costs and expenses reasonably incurred by such indemnified parties in connection with investigating or defending any such loss, claim, damage liability, or action to which such parties may become subject under the Securities Act or other federal or state law, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) did not arise out of and were not based upon written information furnished by such parties expressly for use in the Registration Statement; and

                           (2) for amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected by the indemnifying party without the prior written consent of the other party to this Subscription Agreement, which consent shall not be unreasonably withheld.

                  9.11.....Enforcement. In the event of a material breach of the terms of this Section 9 by the Company, the Subscriber will be entitled to enforce its rights under this Section 9 specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach by the Company of the provisions hereof, and that the Subscriber may in its sole discretion apply to a court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions hereof. In addition, upon the occurrence of a material breach by the Company or by the Subscriber of this Section 9, the breaching party shall pay all costs and expenses (including the prevailing party's attorney's fees and expenses) reasonably incurred in connection with the preservation and enforcement of such party's rights hereunder.

                  9.12.....Subsequent   Holders.   Any   person   who   acquires
Registrable Securities from the Subscriber in a transaction that is permitted under Section 10 of this Subscription Agreement and that does not result in such person receiving securities which are free of restrictions on transfer in the United States and to U.S. Persons, such person shall be entitled to the benefit of all of the rights and privileges set forth in this Section 9, provided that such person agrees in a writing to the Company to undertake all of the obligations of the Subscriber under this Section 9.

         10.      Restrictions on Transfer.

                   10.1.....Securities   Act   Restrictions   and  Legend.   The
Subscriber acknowledges and agrees that:


                           (1) The offer and sale of the Shares to the Subscriber have not been registered under the Securities Act or under any State Laws, and therefore may not be transferred without registration under the Securities Act unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the Securities Act.

                           (2) Subject to the provisions of Subsection 10.2 which govern the imposition of a restrictive legend on the Certificate representing the Shares, removal of such legend under certain circumstances, and resales made by the Subscriber after the removal of such legend, the Subscriber will not offer, sell or otherwise transfer any of the Shares directly or indirectly except:

                                     (a) pursuant to an  effective  registration
                   statement  filed under the Securities Act, as contemplated by
                   Section 9 of this Subscription Agreement; or

                                    (b)  upon  delivery  to  the  Company  of an
                  opinion of U.S. counsel reasonably satisfactory to the Company that the Shares may be transferred without registration pursuant to (i) Rule 144, Rule 144A, or Rule 904 of Regulation S promulgated under the Securities Act or (ii) any other available exemption from the registration and prospectus delivery requirements of the Securities Act.

                  10.2.....Restrictive Legends.

                           (1) The Subscriber understands and agrees that, although Regulation S does not expressly require the placement of a restrictive legend on the certificate representing the Shares, a legend will be placed on the Certificate noting the restrictions on transfer set forth in Subsection 10.1 of this Subscription Agreement in order to help ensure compliance with certain requirements of Regulation S that continue to apply during the applicable restricted period following the Closing. Such legend shall read substantially as follows:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON," AS THAT TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, EXCEPT (1) PURSUANT TO AN
         EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SHARES, OR (2) UPON DELIVERY TO THE COMPANY OF AN OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE SHARES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO (A) RULE 144, RULE 144A, OR RULE 904 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OR (B) ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, IF (i) THE COMPANY HAS NOT FILED A REGISTRATION STATEMENT UNDER THE SECURITIES ACT ON OR BEFORE ___________, 1997 [insert the date which is 90 days after the Closing Date] WHICH COVERS THE SHARES, OR (ii) SUCH A REGISTRATION STATEMENT IS NOT DECLARED EFFECTIVE UNDER THE SECURITIES ACT ON OR BEFORE __________, 1997 [insert the date which is 180 days after the Closing Date], THIS LEGEND SHALL THEREAFTER BE OF NO FURTHER FORCE OR EFFECT AND SHALL PROMPTLY BE REMOVED BY THE COMPANY'S TRANSFER AGENT UPON REQUEST OF THE HOLDER WITHOUT FURTHER AUTHORIZATION FROM THE COMPANY."

                           (2) In the event that such legend has not previously been removed from the Certificate representing the Shares pursuant to the provisions of paragraph (1) of this Subsection 10.2, the Company covenants that it will use its best efforts to have such legend removed promptly upon the Subscriber's request (if necessary, by obtaining an opinion of counsel acceptable to the Company's transfer agent to the effect that the legend is not required and may be removed in that the offer and sale of the Shares to the Subscriber were made in compliance with provisions of Regulation S, including Rule 903(c)(2) thereof) in the event that, after the Registration Statement has become effective, there is any period of 15 or more consecutive calendar days, or 30 total nonconsecutive calendar days, during which the Subscriber, through no fault of its own, would not be permitted by Section 9 to resell its Registrable Securities under the Registration Statement.

                           (3) The Subscriber represents and warrants that it has no present intention or view toward disposing of or distributing the Shares upon any such removal of the legend. The Subscriber acknowledges and agrees that, even after removal of the legend, if such removal occurs, it may not transfer the Shares without registration under the Securities Act and applicable State Laws unless an exemption from such registration is available or registration is not required pursuant to Regulation S under the Securities Act. After removal of the legend, if at any time the Subscriber becomes entitled to sell the Shares into the United States or to a U.S. Person pursuant to an available exemption from registration (as determined in the sole discretion of the Subscriber and its own legal counsel), the Subscriber will not, individually or as part of a group, directly or indirectly sell any of the Shares into the United States or to a U.S. Person in a manner which would disrupt the market for the Shares in the United States. The Subscriber acknowledges that no representation, warranty or guaranty, express or implied, has been given to the Subscriber by any officer, director, agent, or employee of, legal counsel to, or any other person connected with, the Company, the Agent, or any other party regarding the availability at any time of an exemption from registration under the Securities Act or State Laws for any offer, sale or other transfer or disposition of the Shares by the Subscriber; and the Subscriber further understands and agrees that the availability of any such exemption from registration must be determined solely by the Subscriber and the Subscriber's own legal counsel based on the particular facts and circumstances existing at the time of the proposed transaction.

         11. Reliance. The Subscriber understands and agrees that the Company and the Agent and their respective officers, directors, employees and professional advisers may, and will, rely on the accuracy of the Subscriber's representations and warranties in this Subscription Agreement to establish compliance with applicable securities laws. The Subscriber agrees to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.

         12.      Appointment of the Agent.

                  12.1.....Related Agreements. The Subscriber hereby irrevocably authorizes the Agent to negotiate and settle the form of any other document or agreement to be entered into in connection with this transaction.

                  12.2.....Agency  Agreement. The Subscriber hereby acknowledges and agrees that the Agent and the Company may vary, amend, alter or waive, in whole or in part, one or more of the conditions set forth in the Agency Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, without affecting in any way the Subscriber's obligations hereunder; provided, however, that the Agent shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material terms of the Private Placement.

                  12.3.....   Closing;   Termination.   The  Subscriber   hereby
acknowledges and agrees that the Agent may waive, in whole or in part, or extend the time for compliance with, any of the conditions for Closing in such manner and on such terms and conditions as the Agent may determine, acting reasonably, without in any way affecting the Subscriber's obligations, and may terminate this Subscription Agreement on behalf of the Subscriber in the event that any condition for Closing has not been satisfied.

         13.      Miscellaneous.

                  13.1.....Survival. The representations,  warranties, covenants and agreements made in this Subscription Agreement shall survive the Closing and shall continue in full force and effect notwithstanding the completion of the issuance of the Shares to the Subscriber and notwithstanding any subsequent disposition by the Subscriber of any of the Shares.

                  13.2.....Assignment.   This  Subscription  Agreement  is  not
transferable or assignable.

                  13.3.....Execution and Delivery of Subscription Agreement. The
Company and the Agent shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

                  13.4.....Execution  and  Delivery  of  Other  Documents.   The
Subscriber agrees that it will execute and deliver such other documents as may be necessary or desirable to complete the transactions contemplated hereby.

                  13.5.....Titles and Subtitles. The titles and subtitles of the sections and subsections of this Subscription Agreement are for the convenience of reference only and are not to be considered in construing this Subscription Agreement.

                  13.6.....Severability.  The invalidity or  unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

                  13.7.....Termination.   If,   prior  to  Closing,   the  Agent
exercises its right of termination as contained in the Agency Agreement, this Subscription Agreement and the obligations of the parties hereto (other than the terms of Subsection 6.2 governing the return to the Subscriber of subscription funds, exclusive of interest) are deemed to have terminated as at the effective date of such termination.

                  13.8.....Entire   Agreement.   This   Subscription   Agreement
constitutes the entire agreement and understanding between the parties with respect to the subject matters herein, and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters. Except as otherwise provided herein, the provisions of this Subscription Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the Company and the Subscriber.

                  13.9.....Counterparts.  This  Subscription  Agreement  may  be
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  13.10....Governing   Law.  This   Subscription   Agreement  is
governed by and shall be construed in accordance with the laws of the State of California, except that the authority to award damages (including punitive damages) shall be interpreted under New York law. The Subscriber agrees that it shall not be entitled to claim punitive damages as a result of any dispute arising under or in connection with this Subscription Agreement, and the Subscriber has been advised to seek counsel concerning the possible waiver by the Subscriber of certain rights otherwise available to the Subscriber as a consequence of such agreement.

                   13.11....Revised   Minimum  Offering   Amount.   The  parties
acknowledge that the original $3,000,000 aggregate minimum offering price needed to close the Placement has been reduced to $2,000,000.

         IN WITNESS WHEREOF, the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

Total Purchase Price:

$
 .........
                   Name of Subscriber (please type or print)

                  .........

                   Signature and, if applicable, office

                  .........

                   Street address of Subscriber

                  .........

                   City, state/province, country and postal code of Subscriber

                     REGISTRATION AND DELIVERY INSTRUCTIONS
                         (TO BE COMPLETED BY SUBSCRIBER)

1.   Registration.   Please  register  the  Subscriber's  Share  Certificate  as follows:


Name:


Address:

2.   Delivery.   Please  deliver  the  Subscriber's  Share  Certificate  to  the following address:
                                   ACCEPTANCE

          The above  subscription is hereby accepted by ORYX TECHNOLOGY CORP. at
          Fremont, California on the day of    , 1996.

                  .........                 .........ORYX TECHNOLOGY CORP.


                  .........                 .........By:

                  .........                 .........Authorized signing officer

                                   SCHEDULE A

         In November 1996, Pitney-Bowes Corp., the Company's largest customer, informed the Company that it does not intend to renew one of the three contracts it has with the Company when that contract expires on December 31, 1996. The Company expects that sales to Pitney-Bowes under that contract will represent approximately 25% of the consolidated revenues of the Company for the 1996 calendar year.

         Oryx Power Products Corporation ("Power Products"), a wholly-owned subsidiary of the Company, is currently negotiating to acquire the assets of a DC to DC power supply company in exchange for approximately 600,000 shares of common stock of Power Products and the assumption by Power Products of certain associated liabilities. If this acquisition is completed, as to which no assurances can be given, the Company expects that the increase in revenues attributable to such acquisition will approximately offset the loss of revenues due to the expiration of the Pitney-Bowes contract.

EXHIBIT INDEX

Exhibit A Annual Report on Form 10-KSB for the fiscal year ended  February  29,
1996
Exhibit B Proxy Statement for the Annual Meeting of Stockholders held on September 20, 1996
Exhibit C Quarterly Report on Form 10-QSB for the period ended August 31, 1996
Exhibit D  Post-Effective  Amendment  No. 3 to Form SB-2
Registration Statement filed with the Securities and Exchange Commission on November 14, 1996 with respect to an unrelated offering of securities